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Exhibit 10.3

CROCS, INC.
NOTICE OF GRANT OF STOCK OPTION

        Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of CROCS, INC. (the "Company"):

Optionee:
Grant Date:
Vesting Commencement Date:
Exercise Price:	$ per share
Number of Option Shares:	$ shares of Common Stock
Expiration Date:
Type of Option:	Incentive Stock Option
Non-Statutory Stock Option
Date Exercisable:	Immediately Exercisable
Vesting Schedule:

        For purposes of the Option, the term "Service" shall mean the provision of services to the Company (or any Subsidiary or Affiliate) by a person in the capacity of an employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the Option Agreement.

        Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the 2005 Equity Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement attached hereto as Exhibit A (the "Option Agreement").

        Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement attached hereto as Exhibit B (the "Purchase Agreement"). Optionee hereby acknowledges receipt of a copy of the Plan in the form attached hereto as Exhibit C.

        REPURCHASE RIGHTS. OPTIONEE HEREBY AGREES THAT ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO CERTAIN REPURCHASE RIGHTS AND RIGHTS OF FIRST REFUSAL EXERCISABLE BY THE COMPANY AND ITS ASSIGNS. THE TERMS OF SUCH RIGHTS ARE SPECIFIED IN THE ATTACHED STOCK PURCHASE AGREEMENT.

        At Will Employment.    Nothing in this Notice or in the attached Stock Option Agreement or Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

        Definitions.    All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement.

DATED:                         , 20

COMPANY:
CROCS, INC.
By:
Title:
OPTIONEE:
Signature:
Printed Name:
Address:

Attachments:

Exhibit A—Stock Option Agreement

Exhibit B—Stock Purchase Agreement

Exhibit C—2005 Equity Incentive Plan

2

EXHIBIT A
STOCK OPTION AGREEMENT
Filed as Exhibit 10.6

EXHIBIT B
STOCK PURCHASE AGREEMENT
Filed as Exhibit 10.5

EXHIBIT C
2005 EQUITY INCENTIVE PLAN
Filed as Exhibit 10.2

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CROCS, INC. NOTICE OF GRANT OF STOCK OPTION